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                                                                    EXHIBIT 10.3
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[LOGO OF BANK OF AMERICA]                                 AMENDMENT TO DOCUMENTS

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                  AMENDMENT NO. 5 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 5 (the "Amendment") dated as of May 28, 1998, is between
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BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and ST. JOHN
KNITS, INC. (the "Borrower").


                                   RECITALS
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     A.  The Bank and the Borrower entered into a certain Business Loan
Agreement dated as of December 15, 1995, as previously amended (the
"Agreement").


     B.  The Bank and the Borrower desire to further amend the Agreement.


                                   AGREEMENT
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     1.  DEFINITIONS.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2.  AMENDMENTS.  The Agreement is hereby amended as follows:
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         2.1  In Paragraph 1.3 of the Agreement, the interest rate "REFERENCE
         RATE MINUS 0.25 PERCENTAGE POINT" is substituted for the interest rate "REFERENCE RATE."

     3.  EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION    ST. JOHN KNITS, INC.

X      /s/ ARTHUR P. CARTER               X    /s/ ROGER G. RUPPERT
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BY:       Arthur P. Carter                BY:     Roger G. Ruppert
TITLE:    Vice President                  TITLE:  Senior Vice President-Finance
                                                  and Chief Financial Officer

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AmendL (10/92)                                                     020440-40119

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